UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 2, 2006

NeoPharm, Inc.

(Exact name of registrant as specified in charter)

Delaware	33-90516	51-0327886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 Lakeside Drive, Waukegan, IL 60085
(Address of principal executive offices) (Zip Code)

(847) 887-0800 (Registrant’s telephone number, including area code)

None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c)).

Item 7.01  Regulation FD Disclosure

On August 2, 2006, the Company will make a presentation at the Robert W. Baird & Company 2006 Focus on Oncology Conference (the “Conference”) in New York, New York.  The Company’s slide presentation to be made at the Conference is attached as Exhibit 99.1.

In accordance with general instruction B.2 to Form 8-K, the information included in this Item 7.01, and the exhibits referenced in this Item 7.01 and attached hereto, shall be deemed to be “furnished” and shall  not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.  By furnishing this information on Form 8-K, the Company makes no admissions as to the materiality of any of the information in  this Report that is furnished under this Item 7.01.

Item 9.01  Financial Statements and Exhibits.

                (d) Exhibits:

Exhibit No.	Description

99.1	Slide presentation for the Robert W. Baird & Company 2006 Focus on Oncology Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.

By:	/s/ LAWRENCE A. KENYON
Printed Name: LAWRENCE A. KENYON
Title: CHIEF FINANCIAL OFFICER
(PRINCIPAL ACCOUNTING OFFICER
AND PRINCIPAL FINANCIAL OFFICER)

Date:   August 2, 2006

INDEX TO EXHIBIT

Current Report on Form 8-K

Dated August 2, 2006

NeoPharm, Inc.

Exhibit No.	Description

99.1	Slide presentation for the Robert W. Baird & Company 2006 Focus on Oncology Conference